Sub-Item 77Q1: Exhibits

(a.1.) Articles Supplementary dated February 28, 2008 filed as Exhibit Item 23 a.(xxiv) – incorporated herein by reference to the SEC filing on April 15, 2008 under Conformed Submission Type 485(a) for The Hartford Mutual Funds, Inc., CIK 0001006415, accession number 0000950135-08-002524.

(a.2) Articles Supplementary dated May 30, 2008 filed as Exhibit Item 23 a.(xxv) – incorporated herein by reference to the SEC filing on June 27, 2008 under Conformed Submission Type 485(a) for The Hartford Mutual Funds, Inc., CIK 0001006415, accession number 0000950135-08-004640.

(a.3) Articles Supplementary dated August 6, 2008 filed as Exhibit item 23 a.(xxvi) – incorporated herein by reference to the SEC filing on October 29, 2008 under Conformed Submission Type 485(b) for The Hartford Mutual Funds, Inc., CIK 0001006415, accession number 0000950135-08-006777.

      (e) Copies of any new or amended Registrant investment advisory contracts

(e.1.) Amendment No. 22 to Investment Management Agreement filed as Exhibit 23 d.(xxiii) in the SEC filing on June 27, 2008 under Conformed Submission Type 485(b) for The Hartford Mutual Funds, Inc., CIK 0001006415, accession number 0000950135-08-004634.

(e.2.) Amendment No. 23 to Investment Management Agreement filed as Exhibit 23 d.(xxiv) in the SEC filing on October 29, 2008 under Conformed Submission Type 485(b) for The Hartford Mutual Funds, Inc., CIK 0001006415, accession number 0000950135-08-006777.

(e.3.) Amendment No. 13 to Sub-Advisory Agreement with Wellington Management Company, LLP filed as Exhibit 23 d.(xxxix) in the SEC filing on June 27, 2008 under Conformed Submission Type 485(b) for The Hartford Mutual Funds, Inc., CIK 0001006415, accession number 0000950135-08-0046347.

(e.4.) Amendment No. 12 to Sub-Advisory Agreement with Hartford Investment Management Company filed as Exhibit 23 d.(lii) in the SEC filing on October 29, 2008 under Conformed Submission Type 485(b) for The Hartford Mutual Funds, Inc., CIK 0001006415, accession number 0000950135-08-006777.

(e.5.) Investment Sub-Advisory Agreement with Metropolitan West Company, LLC filed as Exhibit 23 d.(lvi) in the SEC filing on December 12, 2008 under Conformed Submission Type 485(a) for The Hartford Mutual Funds, Inc., CIK 0001006415, accession number 0000930413-08-007198.

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